UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 22, 2008

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974

State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3030 South Susan Street, Santa Ana, California		92704
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 656-1300

______________________________________ (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

K&E 13903038.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry into Finance Agreement Pertaining to Acquisition of Distribuidora Shopping S.A.

On December 22, 2008, MTM S.r.L. (“MTM”), an indirect wholly owned subsidiary of Fuel Systems Solutions, Inc. (“Fuel Systems”), entered into a Financing Agreement (the “Financing Agreement”) with Banca IMI S.p.A. and Intesa Sanpaolo S.p.A. (collectively, the “Banks”) pursuant to which MTM will borrow up to 15,000,000 euros (which equaled approximately $20.9 million converted into U.S. dollars based on the average interbank currency exchange rate on December 22, 2008) (the “Loan”) to be used for the acquisition of Distribuidora Shopping S.A. (“Distribuidora Shopping”) as well as for investments in our subsidiaries and certain research and development capital expenditures. MTM’s acquisition of Distribuidora Shopping and Tomasetto Achille S.A. was described in a current report on Form 8-K filed with the SEC on December 22, 2008.

The Loan matures on June 22, 2009, but may be extended at MTM’s option if it is in compliance with its obligations under the Financing Agreement, until December 22, 2014. Borrowings bear interest at an annual rate of EURIBOR plus 1.50%. If the Loan’s maturity is not extended and it matures on June 22, 2009, all of the principal and interest will be payable at that time.

If the Loan’s maturity is extended and it matures on December 22, 2014, MTM must make interest payments on June 30 and December 31 of each year beginning on June 30, 2009. Also, MTM must repay the principal amount of the Loan in ten semi-annual installments beginning on December 22, 2009 and ending on December 22, 2014.

The Loan contains covenants which, among other things, limit the total debt and the net interest expense that can be carried by MTM’s parent company BRC S.r.L. and its consolidated subsidiaries, of which MTM is a significant part. All of MTM’s ownership interest in

Distribuidora Shopping and all of Distribuidora Shopping’s receivables are pledged to secure the Loan.

The Financing Agreement is written in Italian and this description of the Financing Agreement is qualified in its entirety by English language summary of the Financing Agreement which is attached hereto as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

	10.1	English summary of Financing Agreement, dated December 22, 2008, by and among MTM S.r.L., Banca IMI S.p.A. and Intesa Sanpaolo S.p.A.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: December 29, 2008	By:	/s/ Bill E. Larkin __________
Bill E. Larkin
Chief Financial Officer

K&E 13903038.1

Exhibit List

10.1	English summary of Financing Agreement, dated December 22, 2008, by and among MTM S.r.L., Banca IMI S.p.A. and Intesa Sanpaolo S.p.A.

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K&E 13903038.1